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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  JUNE 4, 1997


                             WESTFIELD AMERICA, INC.
                -------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   MISSOURI                       333-22731              43-0758627
(STATE OR OTHER               (COMMISSION FILE         (IRS EMPLOYER
JURISDICTION OF               NUMBER)                  IDENTIFICATION
INCORPORATION)                                         NUMBER)




                            11601 WILSHIRE BOULEVARD
                                   12TH FLOOR
                         LOS ANGELES, CALIFORNIA  90025
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
--------------------------------------------------------------------------------
        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  310 445-2427




                                   Page 1 of 4
                         Exhibit Index appears on Page 4



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Item 2.  Acquisition or Disposition of Assets.

     On June 4, 1997, Registrant announced the completion, on that date, of its acquisition of additional interests in Annapolis Mall in Annapolis, Maryland (the "Mall"). A copy of the press release is attached as Exhibit
99.2. Westfield America of Annapolis, Inc., a Delaware corporation (a wholly-owned subsidiary of Registrant hereinafter called "Buyer"), acquired from RREEF USA FUND-III/ANNAPOLIS, INC., a Delaware corporation ("Seller"), a fifty percent (50%) general partnership interest and a twenty percent (20%) limited partnership interest (the "Partnership Interests") in Annapolis Mall Limited Partnership, a Maryland limited partnership (the "Partnership"). Immediately prior to June 4, 1997, and for all relevant time periods prior to that date, Buyer owned a thirty percent (30%) general partnership interest in the Partnership. The acquisition was made pursuant to an Agreement for Purchase and Sale of Partnership Interest and Real Property dated as of June 4, 1997 (the "Agreement"). Also pursuant to the Agreement, on June 4, 1997, Buyer acquired from Seller real property (approximately 13.17 acres) adjoining the Partnership property, (the "Real Property").

     The total consideration paid to Seller on June 4, 1997, for the Partnership Interests and the Real Property was One Hundred Thirty-Three Million Dollars ($133,000,000.00) in cash. Buyer and Seller determined the amount of the consideration through arms-length negotiations. The funds for this acquisition came in part from proceeds of the sale of 18,000,000 shares of Registrant's common stock (par value $.01 per share) registered with the Securities and Exchange Commission on a Form S-11 Registration Statement that became effective May 16, 1997, and in part from a Six Hundred Million Dollar ($600,000,000.00) line of credit available to Registrant with National Australia Bank Limited, Australia and New Zealand Banking Group Limited, Commonwealth Bank of Australia, and Union Bank of Switzerland.

     The Mall has over 990,000 square feet of gross leasable area with 148 mall stores and four anchors: Hecht's, Montgomery Ward, J.C. Penney and Nordstrom. Prior to June 4, 1997, the Mall was operated as a regional shopping center, and Registrant intends to continue to do so for the foreseeable future.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WESTFIELD AMERICA, INC,.
                                   (REGISTRANT)





Dated June 19, 1997                By: /s/ MARK A. STEFANEK
                                      ---------------------
                                   Name:  Mark A. Stefanek
                                   Title: Chief Financial Officer and Treasurer

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                               INDEX TO EXHIBITS


EXHIBIT NUMBER     EXHIBIT                            METHOD OF FILING

     2.1           Agreement for Purchase and         Filed herewith.
                   Sale of Partnership Interest and
                   Real Property, dated as of June
                   4, 1997, between RREEF USA
                   FUND-III/Annapolis, Inc.
                   ("Seller") and Westfield
                   America of Annapolis, Inc.
                   ("Buyer").


     99.1          Financial statements on Pages      Pages F-1 through F-12
                   F-1 through F-5 are                are incorporated by
                   incorporated herein by             reference; copies
                   reference from pages F-38          attached pursuant to
                   through F-41 of the Registration   Instruction F.
                   Statement on Form S-11 filed by
                   Registrant on May 15, 1997 ("the
                   Registration Statement").  The
                   Pro forma financial information
                   included on Pages F-6 to F-12 is
                   incorporated by reference from
                   pages F-2 through F-7 of the
                   Registration Statement.


     99.2          Press Release dated June 4,        Filed herewith.
                   1997



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